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                               THE VANGUARD FUNDS

                             PROSPECTUS SUPPLEMENT
                               NOVEMBER 21, 1995

The Vanguard Funds have adopted the following new administrative policies:

         1. NEW MINIMUM INITIAL INVESTMENT AMOUNTS. Effective January 1, 1996, all Vanguard Funds will increase their minimum initial investments for individual retirement accounts (IRAs) and Uniform Gifts/Transfers to Minors Act accounts from $500 to $1,000. All Vanguard Funds will retain their current minimum initial investments for other types of accounts, except for Vanguard STAR Portfolio and Vanguard/Trustees' Equity Fund. Vanguard STAR Portfolio will increase its minimum initial investment for other types of accounts from $500 to $1,000. Vanguard/Trustees' Equity Fund will decrease its minimum initial investment for other types of accounts from $10,000 to $3,000.

         2. NEW LOW BALANCE FEE. Beginning in 1996, all Vanguard Funds will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below a minimum level. This fee deduction will occur mid-year, and is designed to offset the disproportionately high costs of servicing accounts with low balances. The low balance fee will apply to Uniform Gifts/Transfers to Minors Act accounts and Vanguard STAR Portfolio accounts with balances falling below $500. For all other Vanguard Fund accounts, the fee will apply to balances falling below $2,500. The fee will be waived for investors whose aggregate Vanguard Fund assets total $50,000 or more. In addition, the low balance fee will not apply to IRAs and other Vanguard retirement plan accounts. (Please note, however, that a separate custodial fee applies to IRAs and other Vanguard retirement plan accounts.)

                                                                            PSAP